Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 20-F report of Dogness (International) Corporation for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Silong Chen, certify that:

(1)

This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this period report fairly presents, in all material respects, the financial condition and results of operations of Dogness (International) Corporation.

Date: October 30, 2018

/s/ Silong Chen

Silong Chen

Chief Executive Officer (Principal Executive Officer)